UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 12, 2015

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation or
organization)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01.   Results of Operations and Financial Condition and Regulation FD Disclosure

On February 12, 2015, McGraw Hill Financial, Inc. (“the Registrant”) issued an earnings release containing a discussion of the Registrant’s results of operations and financial condition for the fourth quarter and fiscal year ended December 31, 2014, as well as certain guidance for 2015.

The earnings release is attached as Exhibit 99 to this Form 8-K and is incorporated in this Item 2.02 and Item 7.01 by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

(99)	Earnings Release of the Registrant, dated February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

McGraw Hill Financial, Inc.

/s/	Scott L. Bennett
By:	Scott L. Bennett
Senior Vice President, Associate General
Counsel and Secretary

Dated:  February 12, 2015

INDEX TO EXHIBITS

Exhibit Number

(99)	Earnings Release of the Registrant, dated February 12, 2015